American Century Growth Funds, Inc. Statement of Additional Information Supplement
Adaptive All Cap Fund
Supplement dated March 8, 2018 ■ Statement of Additional Information dated December 1, 2017

The Adaptive All Cap Fund is renamed the Adaptive Small Cap Fund effective May 7, 2018. All references to Adaptive All Cap are hereby replaced with Adaptive Small Cap.

©2018 American Century Proprietary Holdings, Inc. All rights reserved.
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